Supplement to the
Fidelity Managed Retirement 2025 Fund℠
September 29, 2018
Summary Prospectus

Effective April 1, 2019, the following information replaces similar information for Fidelity Managed Retirement 2025 Fund℠ found in the “Fund Summary” section under the “Fee Table” heading.

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)

Management fee(a)	0.48%
Distribution and/or Service (12b-1) fees	None
Other expenses(a)	0.00%
Total annual operating expenses(a)	0.48%

(a)  Adjusted to reflect current fees.

Effective April 1, 2019, the following information replaces similar information for Fidelity Managed Retirement 2025 Fund℠ found in the “Fund Summary” section under the “Fee Table” heading.

1 year	$49
3 years	$154
5 years	$269
10 years	$597

The systematic withdrawal plan (SWP) is no longer a feature of the Fidelity Managed Retirement Funds. References to the SWP feature in the prospectus no longer apply.

The following replaces the first and second bullet and the glide path under the “Principal Investment Strategies” heading for Fidelity Managed Retirement 2025 Fund℠ found in the “Fund Summary” section.

  Investing primarily in a combination of Fidelity® domestic equity funds, international equity funds, bond funds, and short-term funds (underlying Fidelity® funds) in a manner that supports a withdrawal strategy to provide investors with income in retirement.
  Allocating assets according to a neutral asset allocation strategy shown in the glide path below that adjusts over time until it reaches an allocation similar to that of the Fidelity Managed Retirement Income Fund℠, approximately 10 to 20 years after the year 2025. FMR Co., Inc. (the Adviser) may modify the fund’s neutral asset allocations from time to time when in the interests of shareholders. The Adviser has begun transitioning fund assets based on a revised asset allocation strategy for the fund that is expected to be completed by mid-2020, as illustrated in the following chart.

100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Percent Weighting
60
62
63
65
67
68
70
72
73
75
77
78
80
82
83
85
87
88
90
Age
Domestic Equity Funds
International Equity Funds
Bond Funds
Short-Term Funds

The following replaces similar information for Fidelity Managed Retirement 2025℠ found in the “Fund Summary” section under the “Principal Investment Strategies” heading.

  The Adviser may use an active asset allocation strategy to increase or decrease asset class exposures relative to the neutral asset allocations reflected above by up to 10% for equity funds, bond funds and short-term funds to reflect the Adviser's market outlook, which is primarily focused on the intermediate term. The asset allocations in the glide path above are referred to as neutral because they do not reflect any decisions made by the Adviser to overweight or underweight an asset class.

R96-SUM-19-02 1.9893826.101	May 30, 2019

Supplement to the
Fidelity Managed Retirement 2025 Fund℠
Class A, Class M, Class C and Class I
September 29, 2018
Summary Prospectus

After the close of business on May 31, 2019, Class A and Class I shares of Fidelity Managed Retirement Income Fund℠, Fidelity Managed Retirement 2005 Fund℠, Fidelity Managed Retirement 2010 Fund℠, Fidelity Managed Retirement 2015 Fund℠, Fidelity Managed Retirement 2020 Fund℠, and Fidelity Managed Retirement 2025 Fund℠ will be available for purchase.

After the close of business on July 26, 2019, Class M and Class C will be converted to Class I shares of Fidelity Managed Retirement Income Fund℠, Fidelity Managed Retirement 2005 Fund℠, Fidelity Managed Retirement 2010 Fund℠, Fidelity Managed Retirement 2015 Fund℠, Fidelity Managed Retirement 2020 Fund℠, and Fidelity Managed Retirement 2025 Fund℠. A conversion will be based on the respective NAVs of the two classes, without the imposition of any fees, on the trade date of the conversion. A conversion between share classes of the same fund is a non-taxable event.

Effective April 1, 2019, the following information replaces similar information for Fidelity Managed Retirement 2025 Fund℠ found in the “Fund Summary” section under the “Fee Table” heading.

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)

	Class A	Class M	Class C	Class I
Management fee(a)	0.48%	0.48%	0.48%	0.48%
Distribution and/or Service (12b-1) fees	0.25%	0.50%	1.00%	None
Other expenses(a)	0.00%	0.00%	0.00%	0.00%
Total annual operating expenses(a)	0.73%	0.98%	1.48%	0.48%

(a)  Adjusted to reflect current fees.

Effective April 1, 2019, the following information replaces similar information for Fidelity Managed Retirement 2025 Fund℠ found in the “Fund Summary” section under the “Fee Table” heading.

	Class A		Class M		Class C		Class I
	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares
1 year	$645	$645	$446	$446	$251	$151	$49	$49
3 years	$795	$795	$651	$651	$468	$468	$154	$154
5 years	$958	$958	$873	$873	$808	$808	$269	$269
10 years	$1,423	$1,423	$1,503	$1,503	$1,762	$1,762	$597	$597

The systematic withdrawal plan (SWP) is no longer an account feature of the Fidelity Managed Retirement Funds. References to the SWP feature in the prospectus no longer apply.

The following replaces the first and second bullet and the glide path under the “Principal Investment Strategies” heading for Fidelity Managed Retirement 2025 Fund℠ found in the “Fund Summary” section.

  Investing primarily in a combination of Fidelity® domestic equity funds, international equity funds, bond funds, and short-term funds (underlying Fidelity® funds) in a manner that supports a withdrawal strategy to provide investors with income in retirement.
  Allocating assets according to a neutral asset allocation strategy shown in the glide path below that adjusts over time until it reaches an allocation similar to that of the Fidelity Managed Retirement Income Fund℠, approximately 10 to 20 years after the year 2025. FMR Co., Inc. (the Adviser) may modify the fund’s neutral asset allocations from time to time when in the interests of shareholders. The Adviser has begun transitioning fund assets based on a revised asset allocation strategy for the fund that is expected to be completed by mid-2020, as illustrated in the following chart.

The following replaces similar information for Fidelity Managed Retirement 2025℠ found in the “Fund Summary” section under the “Principal Investment Strategies” heading.

  The Adviser may use an active asset allocation strategy to increase or decrease asset class exposures relative to the neutral asset allocations reflected above by up to 10% for equity funds, bond funds and short-term funds to reflect the Adviser's market outlook, which is primarily focused on the intermediate term. The asset allocations in the glide path above are referred to as neutral because they do not reflect any decisions made by the Adviser to overweight or underweight an asset class.

AR96-SUM-19-01 1.9885855.102	May 30, 2019